NET INCOME PER SHARE AND NET INCOME ATTRIBUTABLE TO ORDINARY SHAREHOLDERS (Tables)	12 Months Ended
Dec. 31, 2019
NET (LOSS)/INCOME PER SHARE AND NET (LOSS)/INCOME ATTRIBUTABLE TO ORDINARY SHAREHOLDERS
Schedule of the computation of the basic and diluted net income per share

	Year ended December 31,
	2017	2018	2019
	RMB	RMB	RMB
Numerator:
Net (loss)/income	(188,074)	1,579,810	1,155,611
Denominator:
Weighted average number of ordinary shares outstanding, basic	182,438,985	184,225,643	185,219,586
Plus incremental weighted average ordinary shares from assumed vesting of RSUs using the treasury stock method	—	2,044,872	1,315,878
Weighted average number of ordinary shares outstanding, diluted	182,438,985	186,270,515	186,535,464

Basic net (loss)/income per share	(1.0309)	8.5754	6.2391
Diluted net (loss)/income per share (i)	(1.0309)	8.4813	6.1951
(i)	No RSUs were excluded from the computation of diluted net (loss)/income per share for the year ended December 31, 2017 because their effect was anti-dilutive.